SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 15, 1999


                                CORECOMM LIMITED
               (Exact Name of Registrant as Specified in Charter)


Bermuda                            0-24521                     Not Applicable
- -------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                (IRS Employer
 of Incorporation)                File Number)               Identification No.)



Cedar House, 41 Cedar Ave., Hamilton, Bermuda                      HM12
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, including area code    (441) 295-2244
                                                  ----------------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
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     (A) On September 17, 1999 CoreComm Limited  ("CoreComm") changed its Nasdaq
National Market System ticker symbol from "COMMF" to "COMM".

     (B) On September 23, 1999 CoreComm announced that it intended to commence a private placement of Convertible Subordinated Notes Due 2006 (the "Convertible Notes"). The Company intends to raise approximately $125 million of gross proceeds from the sale of the Convertible Notes to be used for working capital and other general corporate purposes.



Item 7.        Financial Statements and Exhibits.
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                  Exhibits

99.1           Press Release, issued September 15, 1999

99.2           Press Release, issued September 23, 1999

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CORECOMM LIMITED
                                   (Registrant)


                                   By: /s/Richard J. Lubasch
                                      -----------------------
                                   Name:  Richard J. Lubasch
                                   Title: Senior Vice President, General Counsel
                                           and Secretary


Dated:   September 28, 1999

                                  EXHIBIT INDEX
                                  -------------



Exhibit                                                         Page
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99.1     Press Release, issued September 15, 1999

99.2     Press Release, issued September 23, 1999